UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2008

John Bean Technologies Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34036	91-1650317
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 East Randolph Drive

Chicago, Illinois 60601

(Address of Principal executive offices, including Zip Code)

(312) 861-5900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On November 10, 2008, John Bean Technologies Corporation (the “Company”) issued a press release announcing its financial results for the third quarter ended September 30, 2008 (the “Press Release”) and included the Press Release in a Current Report on Form 8-K that was furnished to the Securities and Exchange Commissions on November 10, 2008. The Company is including as Exhibit 99.1 to this amended Current Report on Form 8-K/A statements of cash flows for the nine month periods ended September 30, 2008 and 2007 to correct certain results reported in the statements of cash flows included in the Press Release.

In the course of finalizing the Quarterly Report on Form 10-Q for the quarter ended September 30, 2008 (the “Third Quarter 10-Q”), the Company identified through the operation of its internal controls over financial reporting that certain non-cash transactions associated with the spin-off from FMC Technologies Inc. had inadvertently been included in cash provided by operating activities of continuing operations and cash required by financing activities. Although this did not affect the Company’s ending cash or debt balances at September 30, 2008 as announced in the Press Release, it resulted in net reduction of cash provided by operating activities of continuing operations and cash required by financing activities. Accordingly, cash provided by operating activities of continuing operations during the nine month period ended September 30, 2008 was $70.1 million rather than $82.1 million as indicated in the Press Release. Net cash required by financing activities was $30.3 million rather than $42.3 million as indicated in the Press Release.

We have made these corrections in Exhibit 99.1, which is furnished herewith and incorporated by reference. The Third Quarter 10-Q also includes the correct amounts of cash provided by operating activities of continuing operations and cash flow required by financing activities in the financial statements as well as in Management’s Discussion and Analysis of Financial Condition and Results of Operations.

The information, including Exhibit 99.1, furnished in this report is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Statements of Cash Flows

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

John Bean Technologies Corporation

Date: November 14, 2008	By:	/s/ Megan J. Donnelly
	Name	Megan J. Donnelly
	Title	Chief Accounting Officer, and duly authorized officer

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